UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2023

DIVERSIFIED HEALTHCARE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Diversified Healthcare Trust.

Item 8.01. Other Events.

The agreement governing our $450 million secured credit facility, or our credit agreement, requires us to maintain collateral properties with an aggregate appraised value of at least $1.09 billion, and allows Wells Fargo Bank, National Association, as administrative agent under our credit facility, or the Administrative Agent, to periodically reappraise the collateral properties. On June 23, 2023, we received notice from the Administrative Agent that the reappraised value of the 61 medical office and life science properties securing our credit facility had declined from $1.34 billion to $1.05 billion, below the $1.09 billion threshold required under our credit agreement. Failure to meet the required threshold constitutes a non-monetary event of default under our credit agreement. The appraised values of the collateral properties securing our credit facility declined 22% since they were last appraised in January 2021.

We are currently negotiating a limited waiver with the Administrative Agent and requisite lenders under our credit facility to waive the event of default and to decrease the required appraised value of the collateral properties through September 30, 2023, the outside closing date for our previously disclosed pending merger with Office Properties Income Trust, or OPI, at which time our credit facility will be fully refinanced.

Because we are not currently in compliance, and have not been in compliance for over two years, with our debt incurrence covenants, we cannot issue any new debt or refinance expiring debt. We believe that the earliest we may be in compliance with our debt incurrence covenants is mid-year 2024, which is after $700 million of indebtedness becomes due in the first half of 2024. Our financial constraints are among the primary reasons that our Board of Trustees has unanimously recommended that our shareholders vote in favor of the pending merger with OPI.

The foregoing description of certain terms of our credit agreement is not complete and is qualified in its entirety by reference to the full text of our credit agreement, a copy of which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example: (a) we are currently negotiating a limited waiver with the requisite lenders under our credit facility to waive the event of default and to decrease the required appraised value of the collateral properties securing our credit facility through September 30, 2023; however, we may be unable to reach agreement with the lenders on such waiver on acceptable terms or at all. Further, we may fail to comply with the terms of such waiver or other requirements under our credit facility in the future; (b) we believe the earliest we may be in compliance with our debt incurrence covenants is mid-year 2024; however, our ability to comply with our debt incurrence covenants is subject to various factors, some of which are beyond our control, such as market conditions; and (c) the closing of our merger with OPI is subject to the satisfaction or waiver of closing conditions, some of which are beyond our control, and we cannot be sure that any or all of these conditions will be satisfied or waived; accordingly, the merger may not close on the contemplated terms or at all or it may be delayed, and if the merger does close, we may not realize the benefits from the merger that it currently expects, and our credit facility may not be fully refinanced when expected or at all.

The information contained in our periodic reports filed with the Securities and Exchange Commission, or SEC, including under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Important Additional Information About the Merger

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger between us and OPI. In connection with the proposed merger, OPI filed a registration statement on Form S-4 with the SEC, containing a joint preliminary proxy statement/prospectus of us and OPI. We and OPI intend to file a definitive joint proxy statement/prospectus. The proposed transaction involving us and OPI will be submitted to our and OPI’s shareholders for their consideration at special meetings of shareholders to be held on August 9, 2023. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT US, OPI AND THE MERGER. When available, the relevant portions of the joint proxy statement/prospectus will be mailed to our and OPI’s shareholders. Investors will also be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Additional copies of documents we file with the SEC may be obtained for free on our Investor Relations website at www.dhcreit.com/investors or by contacting our Investor Relations department at 1-617-796-8234. In addition to the registration statement and joint proxy statement/prospectus filed or expected to be filed, we file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities or a solicitation of any vote or approval in any jurisdiction with respect to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

We and certain of our trustees and executive officers, OPI and certain of its trustees and executive officers, and The RMR Group LLC, our and OPI’s manager, and its parent and certain of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from our and OPI’s shareholders in connection with the merger. Certain information regarding these trustees, executive officers, directors, officers and employees and a description of their direct and indirect interests are and will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC by us and/or OPI. Information about our trustees and executive officers is also included in the proxy statement for our 2023 annual meeting of shareholders, which was filed with the SEC on April 20, 2023. Information about OPI’s trustees and executive officers is included in the proxy statement for OPI’s 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Copies of the foregoing documents may be obtained as provided above.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2023, among the Company, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other parties party thereto. (Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 16, 2023.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  June 29, 2023